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Prospectus Supplement - February 8, 1996*


IDS Global Growth Fund (December 29, 1995)
S-6334 J (12/95)


The paragraph on page 12p captioned "Debt securities" is modified to read as follows:

     Debt securities: The price of bonds generally falls as interest rates increase, and rises as interest rates decrease. The price of bonds also fluctuates if the credit rating is upgraded or downgraded. The price of bonds below investment grade may react more to the ability of the issuing company to pay interest and principal when due. These bonds have greater price fluctuations and are more likely to experience a default. The Fund may invest up to 20% of its net assets in bonds. The Fund will not invest more than 5% of its net assets in bonds below investment grade.
     Securities that are subsequently downgraded in quality may continue to be held by the Fund and will be sold only when the Fund's investment manager believes it is advantageous to do so.




* Destroy Dec. 31, 1996
S-6334-30A (2/96)